RELIANT HOLDINGS, INC. 10-Q

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Reliant Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, Elijah May, Principal Executive and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2018	By:	/s/ Elijah May
Elijah May Chief Executive Officer and President (Principal Executive Officer and Principal Financial/Accounting Officer)